SECOND AMENDMENT AGREEMENT

      This SECOND AMENDMENT AGREEMENT ("this Agreement"), dated as of May 1, 2007 among SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada ("Borrower"); the other Credit Parties signatory hereto; GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company (in its individual capacity, "GE Finance"), for itself, as Lender, and as Agent for the Secured Parties; the other Lenders signatory hereto from time to time. GE Capital Markets, Inc. shall act as Lead Arranger and Bookrunner.

RECITALS:

A. The parties hereto have entered into the Credit Agreement dated as of December 29, 2005, as amended by a First Amendment Agreement dated as of March 20, 2007 (as amended, the "Credit Agreement"); capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement; and

B. The parties hereto desire to amend the Credit Agreement to provide for a fee for Borrower's non-use of available funds under the Credit Agreement, on the terms and conditions set forth in this Agreement; and

C. In order to give effect to the foregoing, the Borrower, Agent and Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein, and the other Credit Parties have agreed to consent to the amendments contemplated by this Agreement; and

D. These Recitals shall be construed as part of this Agreement.

      NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. REFERENCES. Unless otherwise expressly stated herein, all references in this Agreement to clauses, Sections, Articles, Exhibits, Annexes and Schedules are references to clauses, Sections, Articles, Exhibits, Annexes and Schedules of or to the Credit Agreement.

2. AMENDMENT TO SECTION 1.9 OF THE CREDIT AGREEMENT. Effective as of March 20, 2007, Section 1.9 of the Credit Agreement is hereby deleted and replaced with the following:

      1.9 Fees.

            (a) Borrower shall pay to GE Finance, individually, the Fees specified in the GE Finance Fee Letter to be payable by the Borrower at the times specified for payment therein.

            (b) As additional compensation for the Lenders, Borrower shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on (A) the first Business Day of each month prior to the earlier of (i) the date on which the aggregate amount of the Term Loan advanced under this Agreement equals Twelve Million US Dollars ($12,000,000) (such date, the "Final Advance Date") and (ii) the Commitment Termination Date and (B) the earlier to occur of (i) the Final Advance Date and (ii) the Commitment Termination Date, a Fee for Borrower's non-use of available funds in an amount equal to one-quarter of one percent (0.25%) per annum (calculated on the basis of a 360-day year for actual days elapsed) multiplied by the difference between (x) Twelve Million US Dollars ($12,000,000) and (y) the largest outstanding balance of the Term Loan at any time during the period from March 20, 2007 to the date on which such Fee is due.

3. REPRESENTATIONS. Each Credit Party represents and warrants to Lenders and Agent that, as of the date hereof:

      (a) This Agreement has been duly authorized, executed and delivered by it, and this Agreement and the Credit Agreement, as amended hereby, constitutes legal, valid and binding obligations and are enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor's rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      (b) Upon the effectiveness of this Agreement, each Credit Party hereby confirms that the representations and warranties made by it in the Credit Agreement and the Collateral Documents are true and correct on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date.

      (c) Such Credit Party is in full compliance with its covenants in the Credit Agreement and the Collateral Documents, and no Default or Event of Default has occurred and is continuing on the date hereof after giving effect to the amendments set forth herein.

4. CREDIT AGREEMENT IN EFFECT. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and is hereby ratified and confirmed.

5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. After this Agreement becomes effective as provided herein, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", "hereto", "hereby" and similar expressions, and each reference to "the Credit Agreement" and "the Agreement" in any Schedule or Annex to the Credit Agreement and, unless the context otherwise requires, any Collateral Documents shall mean and refer to the Credit Agreement, as amended by this Agreement.


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

6. CONFIRMATION OF GUARANTEES AND SECURITY. Each Credit Party other than Borrower acknowledges, confirms and agrees that the guarantee executed by such Credit Party to and in favour of Agent on behalf of the Secured Parties in support of the obligations of Borrower under the Credit Agreement and the other Loan Documents (collectively, the "Guarantees") remains in full force and effect, unamended and supports the repayment of the Fees, as amended hereunder. In addition, each Credit Party (including Borrower) acknowledges, confirms and agrees that (i) all security granted by each Credit Party to and in favour of Agent on behalf of the Secured Parties as security for the obligations of such Credit Party under the Credit Agreement (including the Guarantees) and the other Loan Documents to which it is a party (collectively, the "Credit Party Security") remains in full force and effect, unamended, and the security interests, mortgages, charges, liens, assignments, transfers and pledges granted by each Credit Party in favour of Agent on behalf of the Secured Parties pursuant to the Credit Party Security continue to secure and extend to all debts, liabilities and obligations of such Credit Party to Agent and the Secured Parties (including the Guarantees), whether direct or indirect, absolute or contingent, present or future, pursuant to, arising out of, or in connection with, the Credit Agreement (as amended hereby) and the other Loan Documents to which such Credit Party is a party; and (ii) the Guarantees and the Credit Party Security are all hereby ratified and confirmed.

7. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of Ontario and the laws of Canada applicable therein.

8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

9. EXPENSES. Borrower agrees to reimburse Agent for its out-of-pocket expenses in connection with this Agreement, including the reasonable legal fees and disbursements of Blake, Cassels & Graydon LLP, counsel for Agent.

              [BALANCE OF PAGE LEFT BLANK; SIGNATURE PAGE FOLLOWS]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment Agreement to be duly executed by their respective authorized officers as of the date first above written.


                               SMP MOTOR PRODUCTS LTD.

                               By:
                                  --------------------------------------
                               Name:
                               Title:


                               GE CANADA FINANCE HOLDING COMPANY,
                               as Agent and Lender

                               By:
                                  --------------------------------------
                                  Duly Authorized Signatory


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

                               BANK OF AMERICA N.A. BY ITS CANADA BRANCH

                               By:
                                  --------------------------------------
                               Name:
                               Title:

                               By:
                                  --------------------------------------
                               Name:
                               Title:


                               HSBC BANK CANADA

                               By:
                                  --------------------------------------
                               Name:
                               Title:

                               By:
                                  --------------------------------------
                               Name:
                               Title:


                               JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

                               By:
                                  --------------------------------------
                               Name:
                               Title:

                               By:
                                  --------------------------------------
                               Name:
                               Title:


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

                               WELLS FARGO FINANCIAL CORPORATION CANADA

                               By:
                                  --------------------------------------
                               Name:
                               Title:

                               By:
                                  --------------------------------------
                               Name:
                               Title:


                               WACHOVIA CAPITAL FINANCE CANADA

                               By:
                                  --------------------------------------
                               Name:
                               Title:

                               By:
                                  --------------------------------------
                               Name:
                               Title:


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

The following Persons are signatories to this Second Amendment Agreement in their capacity as Credit Parties and not as Borrower.

                               STANDARD MOTOR PRODUCTS, INC.

                               By:
                                  --------------------------------------
                               Name:
                               Title:


                               STANRIC, INC.

                               By:
                                  --------------------------------------
                               Name:
                               Title:


                               MARDEVCO CREDIT CORP.

                               By:
                                  --------------------------------------
                               Name:
                               Title:


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

The undersigned is a signatory to this Agreement solely in its capacity as agent on behalf of the Agent and Secured Parties hereunder under the Security Agreement dated February 7, 2003, as amended, entered into between the undersigned and the Credit Parties that are signatory thereto.

                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               as US Agent

                               By:
                                  --------------------------------------
                               Name:
                               Title:


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